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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2003

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of business acquired

              None

         (b)  Pro forma financial information

              None

         (c)  Exhibits

              99.1 Press Release dated July 24, 2003, relating to second quarter 2003, including third quarter 2003 and full year 2003 financial projections.


Item 12.  Results of Operations and Financial Condition

          On July 24 2003, Level 3 Communications, Inc. ("Level 3") issued a press release relating to, among other things, second quarter 2003 financial results. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished to the Securities and Exchange Commission ("SEC") pursuant to Item 12 of Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Level 3 Communications, Inc.




July 28, 2003                   By: /s/ Neil J. Eckstein
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Date                               Neil J. Eckstein, Senior Vice President